Supplement to the John Hancock Tax-Free Income Funds Prospectus
                              dated January 1, 2006

           John Hancock Independence Diversified Core Equity Fund II,
                          Prospectus dated July 1, 2005


In the "Selling Shares" section of each Prospectus referenced above, the following requirement has been added to the "Selling shares in writing" table with respect to (1) Joint tenancy shareholders with rights of survivorship with a deceased co-tenant(s) and (2) Executors of shareholder estates:

  o  Inheritance Tax Waiver (if applicable)




January 3, 2006